UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

Retail Properties of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (630) 634-4200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

“At-the-Market” Equity Offering Program

Retail Properties of America, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated December 21, 2015 (the “Prospectus Supplement”), pursuant to which the Company may issue and sell shares of Class A common stock, having an aggregate offering price of up to $250,000,000 (the “Shares”) from time to time. The Company intends to use the net proceeds from the offering of the Shares for general corporate purposes, which may include funding acquisitions and redevelopment activities and repaying debt, including the Company’s unsecured credit facility.

In connection with the offering, the Company entered into distribution agreements, dated as of December 21, 2015 (the “Distribution Agreements”), with each of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC and Morgan Stanley & Co. LLC, as sales agents (the “Agents”). Pursuant to the Distribution Agreements, the Company may issue and sell the Shares from time to time through the Agents, as the Company’s agents for the offer and sale of the Shares, or to them for resale. Sales of Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Class A common stock, or sales made to or through a market maker other than on an exchange or through an electronic communications network.

The offering of the Shares pursuant to the Distribution Agreements will terminate upon the earlier of (1) the sale of all of the Shares subject to the Distribution Agreements, (2) the termination of the Distribution Agreement by either the Company or the respective Agent at any time in the respective party’s sole discretion, and (3) the date on which the Company’s registration statement pursuant to which the offering of the Shares is registered ceases to be effective.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-207824) filed on November 5, 2015 with the SEC.

The Distribution Agreements with each of the Agents are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report. The description of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreements filed herewith as exhibits to this Current Report.

Stock Repurchase Program

On December 15, 2015, the Company’s Board of Directors authorized a common stock repurchase program. Under the program, the Company may repurchase, from time to time, up to a maximum of $250,000,000 of shares of Class A common stock of the Company. The shares may be repurchased in the open market or in privately negotiated transactions. The timing and actual number of shares repurchased will depend on a variety of factors including price in absolute terms and in relation to the value of the Company’s assets, corporate and regulatory requirements, market conditions and other corporate liquidity requirements and priorities. The common stock repurchase program may be suspended or terminated at any time without prior notice.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1	Distribution Agreement by and between and the Company and Citigroup Global Markets Inc., dated December 21, 2015.

Exhibit 1.2	Distribution Agreement by and between and the Company and Deutsche Bank Securities Inc., dated December 21, 2015.

Exhibit 1.3	Distribution Agreement by and between and the Company and Jefferies LLC, dated December 21, 2015.

Exhibit 1.4	Distribution Agreement by and between and the Company and Morgan Stanley & Co. LLC, dated December 21, 2015.

Exhibit 5.1	Opinion of Goodwin Procter LLP.

Exhibit 23.1	Consent of Goodwin Procter LLP (contained in its opinions filed as Exhibit 5.1 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: December 21, 2015		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 1.1	Distribution Agreement by and between and the Company and Citigroup Global Markets Inc., dated December 21, 2015.

Exhibit 1.2	Distribution Agreement by and between and the Company and Deutsche Bank Securities Inc., dated December 21, 2015.

Exhibit 1.3	Distribution Agreement by and between and the Company and Jefferies LLC, dated December 21, 2015.

Exhibit 1.4	Distribution Agreement by and between and the Company and Morgan Stanley & Co. LLC, dated December 21, 2015.

Exhibit 5.1	Opinion of Goodwin Procter LLP.

Exhibit 23.1	Consent of Goodwin Procter LLP (contained in its opinions filed as Exhibit 5.1 and incorporated herein by reference).